                                 AMENDMENT NO. 4
                                     TO THE
        SECOND AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

     This Amendment No. 4 ("Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust amends, effective as of September 19, 2006, the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") dated as of December 6, 2005, as amended, (the "Agreement").

     Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

     WHEREAS, the Trust desires to amend the Agreement to add a new portfolio - AIM Select Real Estate Income Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 19, 2006.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Name: Philip A. Taylor
                                        Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 4
                                       TO
                           SECOND AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                          OF AIM COUNSELOR SERIES TRUST

                                   "SCHEDULE A

                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

             PORTFOLIO                CLASSES OF EACH PORTFOLIO
             ---------                -------------------------
AIM Advantage Health Sciences Fund   Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Institutional Class Shares

AIM Floating Rate Fund               Class A Shares
                                     Class C Shares
                                     Class R Shares
                                     Institutional Class Shares

AIM Multi-Sector Fund                Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Institutional Class Shares

AIM Select Real Estate Income Fund   Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Institutional Class Shares

AIM Structured Core Fund             Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Institutional Class Shares

AIM Structured Growth Fund           Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Institutional Class Shares

AIM Structured Value Fund            Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Institutional Class Shares"